Exhibit 99.1

NEWS RELEASE

For Immediate Release	Contact:
	Media Inquiries	Investor Inquiries
	Karen Cutler	Felise Kissell
	215-238-4063	215-409-7287
	Cutler-Karen@aramark.com	Kissell-Felise@aramark.com

Aramark Chairman, President & CEO Eric Foss to Retire

Steve Sadove Appointed Non-Executive Chairman

Board Initiates Search for New CEO and Establishes an Office of the Chairman to Serve Until Successor Named

PHILADELPHIA, Pa., August 26, 2019 –Aramark (NYSE: ARMK) announced today that Chairman, President & CEO Eric Foss is retiring and Lead Independent Director Stephen Sadove has been named non-executive Chairman of the Board of Directors. Foss will remain in an advisory capacity until October 2, 2019. The Company’s Board has established an Office of the Chairman, whose members will oversee the Company’s day-to-day operations and engage with the Board on a regular basis until a successor to Foss is named.

The Office of the Chairman will consist of Sadove; Stephen Bramlage, Chief Financial Officer; Lynn McKee, Executive Vice President, Human Resources; and Lauren Harrington, Senior Vice President, General Counsel. The Board has commenced a search for a successor.

“We thank Eric for his leadership and strategic contributions that position Aramark for future success. In addition to solid financial performance, Eric built a strong management team and advanced the Company’s efforts in diversity & inclusion, health & wellness and frontline education,” said Sadove. “As a Board, we are committed to conducting a comprehensive search, including seeking input, to identify the next Chief Executive Officer to execute on our growth strategy and lead our 270,000 team members, for the benefit of all of our shareholders.”

“It has been an honor and privilege leading Aramark through a transformative journey, from a successful IPO to an impressive run as a public company,” Foss said. “I am enormously proud of the Aramark Service Stars around the world and what we have accomplished together. The Company’s future prospects are extremely encouraging and I look forward to a smooth transition.”

Aramark has delivered strong performance since its IPO in 20131.

•	Total shareholder returns of +111%

•	Revenue growth from $13.9B to $15.8B

•	Adjusted Operating Income growth from $788M to $1.11B

•	Adjusted Earnings per share growth from $1.26 to $2.25

NEWS RELEASE

Sadove, who has been an independent director on the Aramark Board since 2013, is the former Chairman and CEO of Saks Incorporated and former Chair of the National Retail Federation. A graduate of Hamilton College and Harvard University (MBA), Sadove currently serves on the Boards of Colgate-Palmolive Company, Park Hotels and Resorts and Movado Group, Inc.

1Operating Income increased from $514.5M to $826.1M from Fiscal 2013 to Fiscal 2018, and Earnings per share increased from $0.33 to $2.24 from Fiscal 2013 to Fiscal 2018. GAAP to Non-GAAP reconciliation for purposes of this release is provided on the Company’s investor relations website.

About Aramark

Aramark (NYSE: ARMK) proudly serves Fortune 500 companies, world champion sports teams, state-of-the-art healthcare providers, the world’s leading educational institutions, iconic destinations and cultural attractions, and numerous municipalities in 19 countries around the world. Our 270,000 team members deliver experiences that enrich and nourish millions of lives every day through innovative services in food, facilities management and uniforms. We work to put our sustainability goals into action by focusing on initiatives that engage our employees, empower healthy living, preserve our planet and build local communities. Aramark is recognized as one of the World’s Most Admired Companies by FORTUNE, as well as an employer of choice by the Human Rights Campaign and DiversityInc. Learn more at www.aramark.com or connect with us on Facebook and Twitter.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views as to future events and financial performance with respect to, without limitation, conditions in our industry, our operations, our economic performance and financial condition. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “outlook,” “aim,” “anticipate,” “are or remain or continue to be confident,” “have confidence,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe,” “see,” “look to” and other words and terms of similar meaning or the negative versions of such words.

Forward-looking statements speak only as of the date made. All statements we make relating to our estimated and projected earnings, costs, expenditures, cash flows, growth rates, financial results and our estimated benefits and costs of our acquisitions are forward-looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. These forward-looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those that we expected. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. Some of the factors that we believe could affect our results or the costs and benefits of the acquisitions include without limitation: unfavorable economic conditions; natural disasters, global calamities, sports strikes and other adverse incidents; the failure to retain current clients, renew existing client contracts and obtain new client contracts; a determination by clients to reduce their outsourcing or use of preferred vendors; competition in our industries; increased operating costs and obstacles to cost recovery due to the pricing and cancellation terms of our food and support services contracts; the inability to achieve cost savings

NEWS RELEASE

through our cost reduction efforts; our expansion strategy; the failure to maintain food safety throughout our supply chain, food-borne illness concerns and claims of illness or injury; governmental regulations including those relating to food and beverages, the environment, wage and hour and government contracting; liability associated with noncompliance with applicable law or other governmental regulations; new interpretations of or changes in the enforcement of the government regulatory framework; currency risks and other risks associated with international operations, including Foreign Corrupt Practices Act, U.K. Bribery Act and other anti-corruption law compliance; continued or further unionization of our workforce; liability resulting from our participation in multiemployer defined benefit pension plans; risks associated with suppliers from whom our products are sourced; disruptions to our relationship with, or to the business of, our primary distributor; the inability to hire and retain sufficient qualified personnel or increases in labor costs; healthcare reform legislation; the contract intensive nature of our business, which may lead to client disputes; seasonality; disruptions in the availability of our computer systems or privacy breaches; failure to achieve and maintain effective internal controls; our leverage; the inability to generate sufficient cash to service all of our indebtedness; debt agreements that limit our flexibility in operating our business; our ability to attract new or maintain existing customer and supplier relationships at reasonable cost; our ability to retain key personnel and other factors set forth under the headings Item 1A “Risk Factors,” Item 3 “Legal Proceedings” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of our Annual Report on Form 10-K, filed with the SEC on November 21, 2018 as such factors may be updated from time to time in our other periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and which may be obtained by contacting Aramark’s investor relations department via its website www.aramark.com. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other filings with the SEC. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, changes in our expectations, or otherwise, except as required by law.